Genuine Investors ETF

(NYSE Arca: GCIG)

 (a series of Valued Advisers Trust)

Supplement dated October 31, 2022 to the

Prospectus and Statement of Additional Information (the “SAI”) dated November 17, 2021 and Summary Prospectus dated November 17, 2021

The Board of Trustees of Valued Advisers Trust (the “Board”) authorized an orderly liquidation of the Genuine Investors ETF (the “Fund”), a series of Valued Advisers Trust. The Board determined on October 28, 2022 that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

The Fund’s investment adviser informed the Board of its view that it no longer is economically feasible to continue managing the Fund because of the Fund’s small size.

The last day of trading of Fund shares on NYSE Arca, Inc. (the “NYSE”) will be November 21, 2022 (“Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on November 30, 2022 (the “Liquidation Date”).

From the Closing Date (November 21, 2022), through the Liquidation Date (November 30, 2022), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

Shareholders of record remaining on November 30, 2022 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

For additional information regarding the liquidation, shareholders of the Fund may call (713) 401-9048.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE